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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2004


                                GERON CORPORATION


             (Exact name of registrant as specified in its charter)

            Delaware                     0-20859                  75-2287752
  (State or Other Jurisdiction   (Commission File Number)       (IRS Employer
       of Incorporation)                                  Identification Number)

          230 Constitution Drive                                      94025
          Menlo Park, California                                    (Zip Code)
 (Address of principal executive offices)



                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

On June 22, 2004, Geron Corporation, a Delaware corporation (the "Company") and Kirin Brewery Co., Ltd. announced that they have amicably resolved the litigation between them. The settlement does not involve any payment by either party to the other and has no effect on the existing license agreement between Geron and Merix Bioscience, Inc., and the lawsuit is being dismissed.

The Company's press release announcing the settlement is filed as an exhibit to this Current Report on Form 8-K. The summary description of the settlement and the press release are qualified in their entirety by reference to the document filed as an exhibit hereto.

Item 7.  Exhibits.

Exhibits
--------

99.1                Press release dated June 22, 2004



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





                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GERON CORPORATION



Date:    June 22, 2004          By:      /s/ William D. Stempel
                                         ---------------------------------------
                                Name:    William D. Stempel
                                Title:   Vice President and General Counsel


                                  EXHIBIT INDEX
Exhibits
--------

99.1                Press release dated June 22, 2004




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